UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 21, 2017

GREAT BASIN SCIENTIFIC, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 E. South Temple, Suite 520, Salt Lake City, UT

(Address of principal executive offices)

84111

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Forbearance Agreement

On August 16, 2017 as previously disclosed on Form 8-K, Hudson Bay Master Fund Ltd. (“Hudson Bay”) delivered an Event of Default Redemption Notice in accordance with the terms of Section 4(b) of the Series A Senior Secured Convertible Note dated April 17, 2017.  On August 21, 2017 The Company and Hudson Bay entered into a Forbearance Agreement, wherein Hudson Bay agreed to forbear from exercising any of the remedies during the 15 day Forbearance Period, but solely with respect to the Specified Event of Default; provided, however, that such forbearance shall not apply to, and does not limit, the right of the Holder to charge Interest at the Default Rate in accordance with the Note at any time after the date of the delivery of the August Redemption Notice.  In exchange for the forbearance, the Company has provided Hudson Bay with a release of any and all claims that the Company may have against Hudson Bay.

The foregoing description of the terms and conditions of the Forbearance Agreement is qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 10.1 to this report.

Extension of Series J Warrants Termination Date

On August 21, 2017, the Company unilaterally extended the Series J Warrants Termination Date (as defined in the Series J Warrants) to December 31, 2017, as permitted by Section 3(g)(iii) of the Series J Warrants.  All other terms of the Series J Warrants remain in effect without modification.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title or Description
10.1*	Forbearance Agreement dated August 21, 2017 by Hudson Bay Master Fund Ltd. and Great Basin Scientific, Inc.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: August 22, 2017	By:	/s/ Ryan Ashton
Name: Ryan Ashton Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1*	Forbearance Agreement dated August 21, 2017 by Hudson Bay Master Fund Ltd. and Great Basin Scientific, Inc.

*Filed herewith.